EXHIBIT 10.43

                      FIRST AMENDMENT TO PURCHASE CONTRACT


          This FIRST AMENDMENT TO PURCHASE CONTRACT, made and entered into as of the ____ day of May, 1999, by and between EASTGATE TECHNOLOGY PARTNERS, L.P., a California limited partnership, having a principal address at 475 W. Bradley Avenue, El Cajon, CA 92020 ("Purchaser"), and CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3, a California limited partnership, having a principal address at c/o AIMCO, 1873 South Bellaire Street, Suite 1700, Denver, CO 80222 ("Seller").

                                  WITNESSETH:

          WHEREAS, Purchaser and Seller entered into a certain Purchase and Sale Contract dated April 30, 1999, providing for the sale of a certain parcel of real estate therein described located in the County of San Diego, State of California (the "Purchase Contract"); and

          WHEREAS, Purchaser and Seller now wish to amend the Purchase Contract as provided in this First Amendment thereto.

          NOW THEREFORE, for and in consideration of the foregoing and the mutual covenants hereof, the parties hereto hereby stipulate, covenant and agree as follows:

1. The term of the Feasibility Period set forth in Section 5.1 of the Purchase Contract shall be extended until June 7, 1999.

2. Except as hereby amended, the Purchase Contract shall remain in full force and effect, and is hereby ratified and confirmed.
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          IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Purchase Contract as of the day and year first written above.

                  Seller:     CONSOLIDATED CAPITAL INSTITUTIONAL
                              PROPERTIES/3, a California limited partnership

                  By:

                  Printed:

                  Title:



                  Purchaser:  EASTGATE TECHNOLOGY PARTNERS L.P., a
                              California limited partnership

                  By:    HAMANN CONSOLIDATED, INC.,
                         a California corporation,
                         General Partner

                              By:                   [SEAL]

                              Printed:

                              Title: